UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2026

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.
The information regarding the Credit Agreement set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 1.03	Bankruptcy or Receivership.
As previously disclosed, on December 14, 2025 (the “Petition Date”), iRobot Corporation (the “Company”) and its subsidiaries iRobot US Holdings, LLC and iRobot Holdings LLC (together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”) that effectuates a financial restructuring of the Company (the “Financial Reorganization”).
As previously disclosed, in furtherance of the Financial Reorganization, on December 14, 2025, prior to commencing solicitation of the Plan and prior to commencing the Chapter 11 Cases, the Company Parties entered into a restructuring support agreement (and together with all annexes and exhibits thereto, the “RSA”) with Shenzhen PICEA Robotics Co., Ltd. (f/k/a Shenzhen 3irobotix Co., Ltd.) (“Picea Robotics”) and Santrum Hong Kong Co., Limited, a wholly-owned subsidiary of Picea Robotics (“Santrum” and together with Picea Robotics, “Picea”).
On the Petition Date, prior to commencing the Chapter 11 Cases, the Company commenced the solicitation of the Plan with a related disclosure statement (“Disclosure Statement”). Shortly thereafter on the Petition Date, Picea voted in favor of the Plan in accordance with the RSA. The Court confirmed the Plan on January 22, 2026.
On January 23, 2026 (the “Effective Date”), the Company Parties filed a Notice of Effective Date with the Court and the Plan became effective in accordance with its terms. All of the shares of common stock of the Company and any other equity interests outstanding immediately prior to the Effective Date, were cancelled, discharged, and extinguished and are of no force and effect.
Pursuant to and subject to the terms of the Plan, on the Effective Date, the obligations of the Company Parties under the Company’s Credit Agreement entered into on July 24, 2023, as amended (the “Credit Agreement”), by and among the Company, each lender from time to time party thereto, and Santrum, as administrative agent and collateral agent, were cancelled. The material terms of the Credit Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2025, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
Upon the effectiveness of the Plan on the Effective Date, the Company issued an aggregate of 10,000 shares of common stock, par value $0.001 (the “New Common Stock”), to the Company’s new stockholder in accordance with the terms of the Plan and certain other agreements.
The issuance of the New Common Stock described above was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code (which generally exempts from such registration requirements the issuance of securities under a plan of reorganization).

Item 3.03	Material Modification to the Rights of Security Holders.
To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.
    To the extent applicable to this item, the information set forth under Item 1.03 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the Effective Date, pursuant to the Plan, the existing board of directors of the Company (“Board”) dissolved without any further action required on the part of the Company (“Board Dissolution”). None of the directors resigned as a result of any disagreement with the Company on any matter relating to its operations, policies or practices. On the Effective Date and immediately following the Board Dissolution, the following individuals were appointed directors of the Company: “James” Yang Yong; “Ada” Feng Huiwei; “Garry” Liao Delin; Robert McCarthy; and Kenneth A. Mendelson.
Pursuant to and subject to the terms of the Plan, on the Effective Date, the obligations of the Company under all equity incentive plans of the Company and all documentation related thereto, including options, restricted stock units, performance stock units, and other awards were terminated, extinguished and of no further force and effect.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Upon the effectiveness of the Plan on the Effective Date, the Company adopted an Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.
Capital Stock. The Company’s authorized capital stock consists of 10,000 shares, all of which consist of shares of New Common Stock.
Voting. Each holder of shares of the New Common Stock is entitled to one vote for each share of the New Common Stock on all matters presented to the stockholders of the Company, including the election of directors. All matters at a meeting of stockholders where a quorum exists will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, unless applicable law requires a different vote. Stockholders may act by written consent in lieu of a meeting.
Board of Directors. The Board will consist of such number determined from time to time by resolution of the Board. On the Effective Date, the Board consisted of five members. The Amended and Restated Bylaws provide that any action required or permitted to be taken by the Board at a duly called meeting may be taken by the unanimous written consent of the Board.
Limitation of Liability and Indemnification of Officers and Directors. The Amended and Restated Certificate of Incorporation provides that no director shall be personally liable to the Company or the stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). The Amended and Restated Certificate of Incorporation provides for mandatory indemnification of the Company’s directors and officers and requires the mandatory advancement of expenses to the Company’s directors.
Exclusive Forum. The Amended and Restated Certificate of Incorporation provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be, to the fullest extent permitted by law, the exclusive forum for (i) any derivative action or proceeding brought on the Company’s behalf, (ii) any action asserting a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to the DGCL, or (iv) any action governed by the internal affairs doctrine. Any person or entity purchasing or otherwise holding any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the foregoing forum selection provisions.
The foregoing summary of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
In connection with its emergence from the Chapter 11 Cases, the Company issued a press release on the Effective Date, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
In conjunction with its emergence from the Chapter 11 Cases, the Company intends to promptly file a Form 15 with the SEC, to deregister its securities under Section 12(g) of the Exchange Act and suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
99.1	Press Release, dated January 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026	iRobot Corporation

By: /s/ Kevin Lanouette
Name: Kevin Lanouette
Title: Senior Vice President & General Counsel